EATON VANCE
MUNICIPAL BOND
FUND L.P.

[Logo]

[picture of flags]

ANNUAL
SHAREHOLDER REPORT
DECEMBER 31, 1995

TO SHAREHOLDERS

------------------------------------------------------------------------------
                               PORTFOLIO OVERVIEW
Percentage of total investments
as of December 31, 1995
Number of issues............................................................70
Average quality.............................................................A+
Investment grade.........................................................80.4%
Effective maturity (years)...............................................12.45
Largest sectors:
   Escrowed..............................................................17.2%
   Insured hospitals......................................................8.8*
   Hospitals..............................................................8.1
   Nursing homes..........................................................6.9
   Lease revenues.........................................................6.8

*Private insurance does not remove the market risks associated with this investment.
------------------------------------------------------------------------------

Eaton Vance Municipal Bond Fund L.P. had a total return of 17.4% during the year ended December 31, 1995. That return was the result of a rise in net asset value per share from $9.26 on December 31, 1994 to $10.21 on December 31, 1995, and the reinvestment of $0.616 in monthly income dividends.

Based on the most recent dividend paid, and the Fund's net asset value per share of $10.21 on December 31, 1995, the Fund's annualized distribution rate was 6.05%. To equal that rate, a couple in the 36% Federal tax bracket would have to receive 9.45% from a taxable investment.

The Federal Reserve's efforts of recent years to achieve a soft landing paid off handsomely in 1995, with the economy registering steady, non-inflationary growth during the year. With inflation rising a modest 2.7%, the Fed finally found room to ease interest rates, lowering the Federal funds rate in July, and again in mid-December. The prospect of low inflation propelled the bond market throughout the year, with 30-year Treasury bond yields* falling from 7.90% at the beginning of the year to 5.95% at year-end.

However, the municipal bond market underper-formed the Treasury market, amid investors' concerns over flat-tax proposals. Those concerns focused on the possibility that, if passed, a flat tax would eliminate much of the current graduated tax structure, and make municipal bonds less attractive to investors.

There are several reasons why we at Eaton Vance believe those concerns are unwarranted. First, any comprehensive proposal to change the tax code faces enormous obstacles, let alone a proposal that would eliminate the mortgage interest deduction, the very cornerstone of home ownership. Second, the flat tax has now become an issue in the presidential campaign, where it is sure to come under the intense critical scrutiny of both voters and political pundits alike. Finally, the municipal market is the primary source of funding for state and municipal projects that provide a lifeline of services and infrastructure. Congress is unlikely to close off this valuable source of funding. At Eaton Vance, we are confident that the municipal market will maintain that valuable role. Eaton Vance Municipal Bond Fund L.P. will continue to seek opportunities in the vital municipal sector.

[Photo of Landon T. Clay]

Sincerely,

/s/Landon T. Clay

Landon T. Clay
Chairman
February 21, 1996

*Principal and interest payments of U.S. Treasury securities are guaranteed by the U.S. government.

Management Discussion


An interview with Thomas J. Fetter, President and Portfolio Manager of the Eaton Vance Municipal Bond Fund L.P.

Q. TOM, THE BOND MARKET MADE A TREMENDOUS TURNAROUND THIS YEAR. WHAT DROVE THE MARKET RECOVERY?

A. In 1995, the bond market posted its best year in a decade. There were several factors behind the recovery: first, the economy has been in a period of modest growth, with inflation remaining well in check. That has provided a very favorable backdrop for all fixed income markets; second, the Federal Reserve, after having calmed inflation through a tight money policy in 1994, began to lower rates in 1995, dropping the Federal funds rate a notch in July and again in December.

    Third, foreign investors have been drawn to U.S. Treasuries by the combination of low inflation and a rising dollar; and finally, Congress's efforts to balance the budget and curtail the size of government - while at times awkward and frustrating - have been generally well-received by investors. In summary, 1995 provided a near-perfect scenario for bond investors.

Q. DESPITE THE UNDERPERFORMANCE OF THE MUNICIPAL SECTOR, THE FUND DID HAVE A VERY GOOD YEAR. WHAT CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

A. Following the market decline of 1994, we remained fully invested in the belief that 1995 would bring a market recovery. The Fund consequently maintained a relatively long average maturity to take advantage of the anticipated decline in interest rates. That strategy served the Fund well throughout the year as the Fed pursued an increasingly accommodative credit policy.

Q.  WHERE HAVE YOU CONCENTRATED THE FUND'S INVESTMENTS?

[Photo of Thomas J. Fetter]
THOMAS J. FETTER

A. The Fund's two largest investment weightings remained escrowed bonds and healthcare issues. Escrowed bonds are those that have been pre-refunded by their issuers to take advantage of lower interest rates. Because they are escrowed and backed by Treasury bond payments, they are of the very highest quality. The Fund's escrowed holdings helped maintain a high average quality as well as provide attractive income, as they were purchased at higher interest rates.

    Within the healthcare sector, we have focused on hospitals and nursing homes. It should come as no surprise that the healthcare industry has become increasingly competitive in recent years, given the strong push for healthcare reform. The best positioned hospitals are likely to continue faring well, while some of their less-competitive counter-parts may not survive. The Fund has focused on cost-effective institutions with strong demo-graphics, such as nursing homes, those with special expertise, such as transplant or rehab facilities, and hospitals that have improved their competitive position through mergers.

Q.  WHAT WAS ATTRACTIVE ABOUT NON-RATED BONDS?

A. Non-rated bonds afforded us the opportunity to take advantage of attractive yielding special situations without sacrificing our commitment to high quality. Non-rated bonds may be smaller issues or issues that are less widely followed by institutional analysts. While they therefore may provide some unusual opportunties for investors, they require very thorough research and constant monitoring. We have made non-rated bonds one of our specialties at Eaton Vance over the years. We have a very experienced staff in this area, and have recently expanded our resources further. In so doing, we have added to our deciplined credit review process. Because we have recently increased our analytical staff, we have the added capabilities and resources needed to research these issues.

    In addition, investing in non-rated bonds adds the dimension of further diversification. Of course, when considering investments in non-rated bonds, we follow the same rigorous procedures and demand the same high credit standards that we apply to rated bonds.

Q.  TOM, LOOKING AHEAD, WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN 1996?

A. I believe that the bond market should fare well in 1996. The economy continues to grow at a moderate pace, with little sign of inflation. In fact, there is some conjecture that the ongoing budget impasse could slow the economy over time. That would make the climate for the fixed-income markets even better. With respect to the municipal market, the refundings of recent years are all-but-completed. Therefore, new issue supply should remain moderate.

    Of course, the flat tax debate could continue to weigh on the market for awhile. Realisti-cally, though, I believe the likelihood of enacting a flat tax is very remote, given the objections of a wide array of political constituencies. In the meantime, tax-exempt yields remain at extremely attractive levels relative to taxable yields. We hope to take advantage of that situation in the Fund. Looking ahead to 1996, in my view, municipal bonds currently represent an unusual opportunity for tax-conscious investors.

      COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE MUNICIPAL BOND FUND L.P. AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX
               From December 31, 1995, through December 31, 1995

       Label           A                 B
Label  date        Muni Bond L.P.   Lehman Muni
-----------------------------------------------
  1     12/85+         9623          10000
  2     1/86           10070          10589
  3     2/86           10475          11009
  4     3/86           10567          11012
  5     4/86           10507          11021
  6     5/86           10376          10841
  7     6/86           10513          10945
  8     7/86           10554          11011
  9     8/86           11042          11504
 10     9/86           10939          11533
 11    10/86           11189          11732
 12    11/86           11403          11965
 13    12/86           11422          11932
 14     1/87           11689          12291
 15     2/87           11832          12351
 16     3/87           11751          12221
 17     4/87           11113          11607
 18     5/87           11056          11550
 19     6/87           11241          11889
 20     7/87           11273          12010
 21     8/87           11306          12037
 22     9/87           10817          11593
 23    10/87           10929          11634
 24    11/87           11186          11938
 25    12/87           11419          12111
 26     1/88           11893          12543
 27     2/88           12021          12675
 28     3/88           11784          12528
 29     4/88           11845          12623
 30     5/88           11880          12586
 31     6/88           12093          12770
 32     7/88           12198          12854
 33     8/88           12232          12865
 34     9/88           12493          13098
 35    10/88           12797          13329
 36    11/88           12633          13207
 37    12/88           12884          13342
 38     1/89           13050          13618
 39     2/89           12956          13463
 40     3/89           12934          13431
 41     4/89           13323          13749
 42     5/89           13596          14035
 43     6/89           13797          14226
 44     7/89           13909          14419
 45     8/89           13751          14278
 46     9/89           13698          14235
 47    10/89           13919          14410
 48    11/89           14156          14662
 49    12/89           14256          14782
 50     1/90           14078          14712
 51     2/90           14241          14843
 52     3/90           14265          14848
 53     4/90           14020          14740
 54     5/90           14457          15062
 55     6/90           14609          15194
 56     7/90           14874          15418
 57     8/90           14477          15195
 58     9/90           14518          15203
 59    10/90           14722          15479
 60    11/90           15159          15790
 61    12/90           15250          15859
 62     1/91           15458          16072
 63     2/91           15567          16212
 64     3/91           15575          16217
 65     4/91           15805          16434
 66     5/91           15963          16580
 67     6/91           15915          16564
 68     7/91           16179          16765
 69     8/91           16443          16986
 70     9/91           16675          17208
 71    10/91           16837          17362
 72    11/91           16894          17411
 73    12/91           17307          17784
 74     1/92           17275          17825
 75     2/92           17280          17831
 76     3/92           17302          17837
 77     4/92           17452          17996
 78     5/92           17749          18208
 79     6/92           18085          18513
 80     7/92           18662          19068
 81     8/92           18353          18883
 82     9/92           18433          19006
 83    10/92           18045          18819
 84    11/92           18578          19156
 85    12/92           18849          19352
 86     1/93           19064          19577
 87     2/93           19778          20285
 88     3/93           19592          20071
 89     4/93           19830          20273
 90     5/93           19991          20387
 91     6/93           20365          20728
 92     7/93           20369          20754
 93     8/93           20787          21187
 94     9/93           21127          21428
 95    10/93           21171          21469
 96    11/93           20932          21280
 97    12/93           21397          21729
 98     1/94           21642          21978
 99     2/94           21035          21408
100     3/94           19955          20536
101     4/94           20021          20711
102     5/94           20271          20890
103     6/94           20128          20768
104     7/94           20484          21143
105     8/94           20612          21216
106     9/94           20235          20905
107    10/94           19835          20534
108    11/94           19326          20162
109    12/94           19842          20606
110     1/95           20534          21195
111     2/95           21186          21812
112     3/95           21318          22062
113     4/95           21342          22088
114     5/95           21960          22793
115     6/95           21698          22594
116     7/95           21791          22808
117     8/95           21973          23097
118     9/95           22066          23243
119    10/95           22521          23581
120    11/95           22978          23973
121    12/95           23301          24203


Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

* Investment operations commenced on 3/16/78
+ Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FUND PERFORMANCE
In accordance with Securities and Exchange Commission guidelines, we are including a per-formance chart that compares your Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the unmanaged Lehman Brothers Municipal Bond Index.

TOTAL RETURN FIGURES
The solid red line on the chart represents the Fund's performance, and includes the Fund's maximum current sales charge of 4.75%. The Fund's total return figure also reflects fund expenses and portfolio transaction costs, and assumes the reinvestment of income dividends and capital gain distributions.

The dotted line represents the performance of the Lehman Brothers Municipal Bond Index, a broad based, widely recognized, unmanaged index of municipal bonds. The Index's total return does not reflect any com-missions or expenses that would be incurred if an investor individually purchased or sold securities represented in the Index.

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                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1995
------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS - 100.0%
------------------------------------------------------------------------------
RATINGS (UNAUDITED)
------------
                     PRINCIPAL
          STANDARD   AMOUNT
MOODY'S   & POOR'S   (000 OMITTED)     SECURITY                  VALUE
------------------------------------------------------------------------------
                             ASSISTED LIVING - 1.1%
NR          NR     $ 1,000   North Syracuse NY Housing
                               Authority, AJM SR Housing Inc.
                               -- Janus Park Project,
                               8.0%, 6/1/24                       $  1,015,640
                                                                  ------------

                             EDUCATION - 4.9%
Baa1        BBB+   $ 5,000   New York State Dorm
                               Authority, State
                               University Educational
                               Facilities, 5.25%, 5/15/15         $  4,771,650
                                                                  ------------

                             ESCROWED - 17.2%
Aaa         AAA    $ 1,000   Austin, Texas Combined
                               Utility System, 11.125%,
                               11/15/09                           $  1,240,480
Aaa         NR       2,500   City of Boston, FHA
                               Insured, 7.625%, 2/15/21              2,896,850
Aaa         AAA      8,000   Colorado Health Facilities
                               Authority, Liberty
                               Heights, FSA Insured,
                               0%, 7/15/24                           1,272,000
Aaa         NR      19,000   Dawson Ridge Colorado Met.
                               Dist. 0%, 10/1/22                     3,461,230
Aaa         AAA        500   Maine State Health &
                               Education, Cove Edge,
                               10.00%, 8/1/20                          628,340
Aaa         BBB        715   Massachusetts Health &
                               Education, St. John's
                               Hospital, 8.375%, 12/1/20               856,012
Aaa         NR         715   Massachusetts IFA, Cape
                               Cod Hospital, 8.40%, 11/14/08           853,996
Aaa         AAA        500   Massachusetts HEFA for
                               Newton-Wellesley
                               Hospital, 8.00%, 7/1/18(2)              556,040
A           NR         600   Mississippi Hospital
                               Authority, Methodist
                               Hospital, 9.375%, 5/1/12                685,824
Aaa         NR       5,000   Mississippi Housing
                               Finance Corp, SFMR, 0%, 6/1/15        1,648,300
Aaa         A-         665   North Carolina Eastern
                               Municipal Power, 6.50%, 1/1/18          797,155
Aaa         NR       6,000   Savannah, Georgia Economic
                               Development Authority,
                               0%, 12/1/21                           1,143,960
NR          NR         480   Vermont Education & Health
                               Building Authority
                               Northwestern Medical
                               Facility, 9.75%, 9/1/18                 554,894
                                                                  ------------
                                                                  $ 16,595,081
                                                                  ------------
                             HEALTH CARE - 6.1%
NR          NR     $ 1,000   Bell County, Texas Health
                               Facilities, Care
                               Institution Inc.,
                               9.00%, 11/1/24                     $  1,075,360
NR          NR         540   Covington - Allegheny
                               County, Virginia, IFA,
                               Beverly Enterprises Inc.
                               Project, 9.375%, 9/1/01                 614,358
NR          NR        1000   Greene County, OH First
                               Mortgage for Fairview
                               Extended Care, 10.125%, 1/1/11        1,136,750
Baa1        BBB+       830   New York Medical Care,
                               Mental Health Services,
                               7.875%, 8/15/20                         947,404
Baa         BBB      1,550   New York Medical Care,
                               Brookdale Medical
                               Center, 6.85%, 2/15/17                1,649,138
NR          NR         500   Wisconsin Health Facility
                               Authority, Villa
                               Clement, 8.75%, 6/1/12                  507,500
                                                                  ------------
                                                                  $  5,930,510
                                                                  ------------
                             HOSPITALS - 8.1%
Aa          NR     $ 4,780   Franklin, OH Hospital for
                               Riverside United
                               Methodist, 5.75%, 5/15/
                               20                                 $  4,800,172
A           A          500   Illinois Health &
                               Education Facilities,
                               Victory Memorial,
                               7.875%, 12/1/18                         547,085
NR          BBB-     1,000   Lufkin, TX Health Facility
                               - Memorial Health
                               Systems of East Texas,
                               6.875%, 2/15/26                         992,980
NR          A-       1,500   Union County Pennsylvania
                               Hospital Authority,
                               Evangelical Community
                               Hospital, 5.85%, 7/1/11               1,467,150
                                                                  ------------
                                                                  $  7,807,387
                                                                  ------------
                             HOUSING - 5.4%
NR          AA     $   655   Arkansas Development
                               Finance Authority, SFMR,
                               8.00%, 8/15/11                     $    714,894
Aa          NR         960   Colorado Housing Finance
                               Authority, 7.90%, 12/1/24             1,091,750
NR          NR       1,300   Lake Creek Affordable
                               Housing Corporation,
                               Eagle County, Colorado,
                               8.00%, 12/1/23                        1,343,784
Aa          A+         320   North Carolina Single
                               Family Mortgage Revenue,
                               8.125%, 9/1/19                          334,272
NR          A        1,650   Travis County Texas
                               Housing Finance Corp.,
                               Travis Station
                               Apartments Project,
                               6.75%, 4/1/19                         1,747,349
                                                                  ------------
                                                                  $  5,232,049
                                                                  ------------
                             INDUSTRIAL DEVELOPMENT &
                             POLLUTION CONTROL REVENUE - 5.8%
A1          A+     $ 3,000   Ohio Air Quality
                               Development Authority
                               for Dayton Power & Light
                               Co.,
                               6.10%, 9/1/30                      $  3,121,650
NR          BBB-     2,450   Port Camas-Washougan,
                               Washington, James River
                               Project,
                               6.70%, 4/1/23                         2,519,262
                                                                  ------------
                                                                  $  5,640,912
                                                                  ------------
                             INSURED - EDUCATION - 3.0%
Aaa         AAA    $ 1,000   Seneca Valley, PA School
                               District, 5.85%, 2/15/20           $  1,026,540
Aaa         AAA      2,000   University of California -
                               Multiple Projects
                               (AMBAC), 4.875%, 9/1/19               1,868,120
                                                                  ------------
                                                                  $  2,894,660
                                                                  ------------
                             INSURED GENERAL
                             OBLIGATIONS - 2.1%
Aaa         AAA    $ 2,000   Florida State Board of
                               Education Capital Outlay           $  2,031,420
                               (MBIA), 5.60%, 6/1/25              ------------

                             INSURED - HOSPITAL - 8.8%
Aaa         AAA    $ 2,750   Colorado Health
                               Facilities, Sisters of
                               Charity Health Care
                               (MBIA),
                               5.25%, 5/15/14                     $  2,708,420
Aaa         AAA      1,000   Fredericksburg, Virginia
                               Industrial Development
                               Authority (FGIC),
                               "INFLOS", Variable, 8/15/23(1)        1,162,800
Aaa         AAA      1,000   Illinois Health Facilities
                               Authority Rush-
                               Presbyterian - St. Lukes
                               Medical Center (MBIA),
                               "INFLOS", Variable, 10/1/24(1)        1,202,760
Aaa         AAA      1,000   King County, Washington,
                               Public Hospital District
                               No. 1 (AMBAC), 6.00%, 9/1/20          1,031,800
Aaa         AAA      1,000   Rhode Island Health &
                               Educational Facility,
                               Rhode Island Hospital
                               (FGIC), "INFLOS",
                               Variable, 8/15/21(1)(2)               1,194,050
Aaa         AAA      1,000   Salt Lake City, Utah IHC
                               Hospitals Inc., "INFLOS"(AMBAC),
                               Variable, 5/15/20(1)(2)               1,168,730
                                                                  ------------
                                                                  $  8,468,560
                                                                  ------------
                             INSURED - HOUSING - 2.3%
Aaa         AAA    $ 1,000   SCA MFMR Springfield,
                               Missouri (FSA), 7.15%,
                               1/1/30                             $  1,108,740
Aaa         AAA      1,000   SCA MFMR Burnsville,
                               Minnesota (FSA), 7.10%,
                               1/1/30                                1,108,740
                                                                  ------------
                                                                  $  2,217,480
                                                                  ------------
                             INSURED - TAX REVENUES - 1.4%
Aaa         AAA    $ 1,500   Culver City California
                               Redevelopment Finance
                               Authority (AMBAC),                 $  1,342,515
                               4.6%, 11/1/20                      ------------

                             INSURED - TRANSPORTATION - 2.2%
Aaa         AAA    $ 1,000   Port Authority of NY & NJ,
                               5.875%, 10/15/27                   $  1,032,060
Aaa         AAA      1,000   Triborough Bridge and
                               Tunnel Authority of New
                               York, "RITES"
                               (AMBAC), Variable, 01/01/12(1)        1,137,760
                                                                  ------------
                                                                  $  2,169,820
                                                                  ------------
                             INSURED - UTILITIES - 1.0%
Aaa         AAA    $   800   Puerto Rico Electric Power
                               Authority STRIPES (FSA),           $    921,392
                               Variable, 7/1/03(1)                ------------

                             INSURED - WATER & SEWER - 4.1%
Aaa         AAA    $ 2,750   Massachusetts State Water
                               Resource Auth. (MBIA),
                               6.00%, 8/1/24                      $  2,870,203
Aaa         AAA      1,155   Passaic Valley, New Jersey
                               Water Commission (FGIC),
                               5.00%, 12/15/22                       1,097,608
                                                                  ------------
                                                                  $  3,967,811
                                                                  ------------
                             LEASE REVENUE/CERTIFICATES
                             OF PARTICIPATION - 6.8%
A           A-     $ 3,000   California Public Works
                               Board, California State
                               University Projects
                               5.50%, 12/1/18                     $  2,938,620
A           A        3,565   Indiana Transportation
                               Authority Airport
                               Facilities, 6.25%, 11/1/16            3,676,691
                                                                  ------------
                                                                  $  6,615,311
                                                                  ------------
                             LIFE CARE - 4.2%
NR          NR     $ 1,060   Loudon County Virginia
                               IDA, Falcons Landing
                               Project, 8.75%, 11/1/24            $  1,087,253
NR          NR         200   New Hampshire Higher
                               Education, River Woods
                               at Exeter,
                               8.00%, 3/1/00                           204,192
NR          NR         655   New Hampshire Higher
                               Education, River Woods
                               at Exeter,
                               9.00%, 3/1/23                           708,736
NR          NR       1,000   New Jersey EDA, Keswick
                               Pines Project, 8.75%, 1/1/24          1,013,340
NR          NR       1,000   Vermont IDA, Wake Robin
                               Corp. Project, 1993-A,
                               8.75%, 4/1/23(2)                      1,059,150
                                                                  ------------
                                                                  $  4,072,671
                                                                  ------------
                             MISCELLANEOUS - 2.1%
NR          NR     $ 1,500   New Jersey Sports &
                               Exposition Authority,
                               Monmouth Park Project,
                               8.00%, 1/1/25                      $  1,672,620
NR          NR       1,000   Retama Special Facilities,
                               Retama Race Track,
                               Texas, 8.75%, 12/15/18                  350,000
                                                                  ------------
                                                                  $  2,022,620
                                                                  ------------
                             NURSING HOMES - 6.9%
NR          NR     $ 1,480   Bell County, Texas Health
                               Facilities, Normandy
                               Terrace Project,
                               9.00%, 4/1/23                      $  1,619,756
NR          NR         630   Dauphin County
                               Pennsylvania IDA,
                               Susquehanna Center,
                               10.00%, 6/1/21                          409,500
NR          NR        1100   Massachusetts IFA Health
                               Care Fac-Age Institute
                               of Mass. Proj.,
                               8.05%, 11/1/25                        1,107,843
NR          NR       1,265   Montgomery, Pennsylvania,
                               IDA, Health Care
                               Facility - Geriatric
                               Health Care Institute,
                               8.375%, 7/1/23                        1,331,261
NR          NR         415   Okaloosa County Florida,
                               Beverly Enterprises,
                               10.75%, 10/1/03                         451,698
NR          NR       1,000   St. Paul Minnesota Housing
                               Authority, Highland Park
                               Project,
                               8.75%, 11/1/24                        1,015,020
NR          NR         680   Tarrant County Texas
                               Health Facilities
                               Development Corp.,
                               10.25%, 9/1/19                          691,322
                                                                  ------------
                                                                  $  6,626,400
                                                                  ------------
                             SOLID WASTE - 0.8%
Aa3         AA-    $   750   Delaware County
                               Pennsylvania Industrial            $    785,393
                               Revenue, 8.10%, 12/1/13            ------------

                             TRANSPORTATION - 2.9%
Baa         BBB    $ 1,000   Denver Colorado City &
                               County Airport, 7.50%,
                               11/15/12                           $  1,110,940
NR          NR       5,000   San Joaquin Hills,
                               California
                               Transportation Agency,
                               0%, 1/1/14                            1,666,750
                                                                  ------------
                                                                  $  2,777,690
                                                                  ------------
                             UTILITIES - 2.8%
Aa          AA     $ 1,000   Colorado Springs Utility
                               System, 6.75%, 11/15/21            $  1,106,660
A           BBB+     1,500   Massachusetts Municipal
                               Wholesale Electric Co.,
                               6.75%, 7/1/11                         1,635,180
                                                                  ------------
                                                                  $  2,741,840
                                                                  ------------
                             TOTAL INVESTMENTS
                             (identified cost, $88,130,639)       $ 96,648,812

                                                                  ============
(1) The above designated securities have been issued as inverse floater bonds.
(2) The above designated securities have been designated as collateral for futures.

At December 31, 1995, the concentration of the Fund's investments in the various states, determined as a percentage of total investments, is as follows:
            Colorado                            12%
            Massachusetts                       14%
            New York                            11%
            Others, representing less than 10%
            individually                        63%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at December 31, 1995, 24.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 4.6% to 8.1% of total investments.

------------------------------------------------------------------------------
                             FINANCIAL STATEMENTS

                     STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
                              December 31, 1995
------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note 1A) (identified cost,
    $88,130,639)                                                 $96,648,812
  Cash                                                                    24
  Receivable for investments sold                                     20,542
  Receivable for shares of partnership interest sold                  30,197
  Interest receivable                                              1,465,546
                                                                 -----------
      Total assets                                               $98,165,121

LIABILITIES:
  Demand note payable (Note 5)                       $  739,000
  Payable for investments purchased                     991,939
  Payable for daily variation margin on open
    financial futures contracts (Note 1D)                 5,833
  Payable to affiliate --
    Director General Partners' fees                       1,396
  Accrued expenses                                       16,947
                                                      ---------
      Total liabilities                                            1,755,115
                                                                 -----------
NET ASSETS for 9,446,232 shares of partnership interest
   outstanding                                                   $96,410,006
                                                                 ===========
NET ASSETS APPLICABLE TO SHARES OF PARTNERSHIP
INTEREST OWNED BY:
  Limited Partners (9,317,912 shares)                            $95,100,348
  General Partners --
    Director partners (2,414 shares)                 $   24,638
    Adviser partners (125,906 shares)                 1,285,020    1,309,658
                                                      ---------  -----------
NET ASSETS (9,446,232 shares)                                    $96,410,006
                                                                 ===========
SOURCES OF NET ASSETS:
  Proceeds from sales of shares of partnership
   interest (including shares issued to partners
   electing to receive payment of distributions
   in shares), less cost of shares of partnership
   interest redeemed                                             $80,142,856
  Accumulated net realized gain on investment and
    financial futures transactions (computed on the
    basis of identified cost)                                      7,873,149
  Unrealized appreciation of investments and
    financial futures contracts (computed on the
    basis of identified cost)                                      8,512,340
  Accumulated distributions in excess of net
    investment income                                               (118,339)
                                                                 -----------
      Total                                                      $96,410,006
                                                                 ===========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE OF
  PARTNERSHIP INTEREST                                              $10.21
                                                                    ======
COMPUTATION OF OFFERING PRICE: Offering price per
  share (100/95.25 of $10.21)                                       $10.72
                                                                    ======
  On sales of $100,000 or more the offering price is reduced.

                       See notes to financial statements

                           STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
                     For the Year Ended December 31, 1995
------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest income                                                 $ 6,525,271
  Expenses --
    Investment management fee earned by Adviser
General Partner (Note 4)                            $   480,694
    Compensation of Director General Partners not
      members of the Adviser General
      Partner's organization                              5,466
    Custodian fee (Note 4)                               50,927
    Transfer and dividend disbursing agent fees          21,695
    Printing and postage                                 48,417
    Legal and accounting services                        47,941
    Registration fees                                    20,660
    Interest expense (Note 5)                            25,976
    Miscellaneous                                        17,805
                                                    -----------
        Total expenses                              $   719,581
    Deduct reduction of custodian fee (Note 4)           41,140
                                                    -----------
          Net expenses                                                678,441
                                                                  -----------
            Net investment income                                 $ 5,846,830
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
  Net realized loss on investment transactions
    computed on the basis of identified cost        $  (633,799)
  Net realized loss on financial futures contracts   (1,616,176)
                                                    -----------
      Net realized loss on investment and
        financial futures transactions
        ($2,321,586 net gain (loss) for federal
        income tax purposes)                        $(2,249,975)
  Change in unrealized appreciation of investments
        and financial futures contracts              11,515,682
                                                    -----------
    Net realized and unrealized gain on investments                 9,265,707
                                                                  -----------
      Net increase in net assets resulting from operations        $15,112,537
                                                                  ===========

                       See notes to financial statements

                      STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                                   --------------------------
                                                       1995          1994
                                                       ----          ----
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                          $ 5,846,830   $  6,408,404
    Net investment loss on investments              (2,249,975)    (1,891,871)
    Change in unrealized appreciation
     (depreciation) of investments                  11,515,682    (12,681,127)
                                                   -----------   ------------
      Increase (decrease) in net assets from
       operations                                  $15,112,537   $ (8,164,594)
                                                   -----------   ------------
  Distributions to partners --
    From net investment income                     $(5,846,830)  $ (6,408,404)
    In excess of net investment income                (118,339)        (6,943)
                                                   -----------   ------------
      Total distributions                          $(5,965,169)  $ (6,415,347)
                                                   -----------   ------------
  Net decrease from transactions in shares of
    partnership interest (Note 2)                  $(3,539,812)  $ (9,042,301)
                                                   -----------   ------------
      Net increase (decrease) in net assets        $ 5,607,556   $(23,622,242)
NET ASSETS:
  At beginning of year                              90,802,450    114,424,692
                                                   -----------   ------------
  At end of year (including distributions in
    excess of net investment income of
    $118,339 and $0, respectively)                 $96,410,006   $ 90,802,450
                                                   ===========   ============

                       See notes to financial statements

                                          FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------
                                                             Year Ended December 31,
                                      ----------------------------------------------------------------------
                                          1995          1994          1993           1992           1991
                                          ----          ----          ----           ----           ----
NET ASSET VALUE, beginning of year        $ 9.260       $10.630       $  9.950       $  9.750       $ 9.200
                                          -------       -------       --------       --------       -------
  INCOME FROM OPERATIONS:
    Net investment income                 $ 0.604       $ 0.611       $  0.614       $  0.639       $ 0.638
    Net realized and unrealized gain
      (loss) on investments                 0.962        (1.369)         0.692          0.195         0.552
                                          -------       -------       --------       --------       -------
      Total income (loss) from
operations                                $ 1.566       $(0.758)      $  1.306       $  0.834       $ 1.190
                                          -------       -------       --------       --------       -------
  LESS DISTRIBUTIONS:
    From net investment income            $(0.604)      $(0.611)      $ (0.619)      $ (0.634)      $(0.638)
    In excess of net investment income     (0.012)       (0.001)        (0.007)         0.000        (0.002)
                                          -------       -------       --------       --------       -------
      Total distributions                 $(0.616)      $(0.612)      $ (0.626)      $ (0.634)      $(0.640)
                                          -------       -------       --------       --------       -------
NET ASSET VALUE, end of year              $10.210       $ 9.260       $ 10.630       $  9.950       $ 9.750
                                          =======       =======       ========       ========       =======
TOTAL RETURN<F1>                           17.40%       (7.27)%         13.52%          8.91%        13.49%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000's
    omitted)                              $96,410       $90,802       $114,425       $103,208       $92,771
  Ratio of expenses to average daily
    net assets                              0.76%         0.80%          0.72%          0.74%         0.76%
  Ratio of net investment income to
    average daily net assets                6.16%         6.26%          5.91%          6.50%         6.75%
PORTFOLIO TURNOVER                            58%           58%            86%            60%          105%

<F1> Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total investment return is not computed on an annualized basis.

-----------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
The Fund is a limited partnership formed under the laws of the State of California, and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Under the Partnership Agreement, all partnership interests, whether of a limited partner or a general partner, are represented by shares of the same class. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest available bid and asked prices. Investments, if any for which there are no such valuations are valued at fair value using methods determined in good faith by or at the direction of the Director General Partners. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value.

B. INCOME -- Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes.

C. INCOME TAXES -- Interest income received by the Fund on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to the Fund's partners. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for shareholders. No provision is made by the Fund for federal or state taxes on any taxable income of the partnership because each partner is individually responsible for the payment of any taxes on his share of such taxable income.

D. FINANCIAL FUTURES CONTRACTS -- Upon the entering of a financial futures contract, the Fund is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Fund ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Fund. The Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

E. OTHER -- Investment transactions are accounted for on a trade date basis. Distributions to partners and shares of partnership interest issued in payment thereof are recorded on the record date.

------------------------------------------------------------------------------
(2) SHARES OF PARTNERSHIP INTEREST
Transactions in shares of partnership interest were as follows:

                                                                   YEAR ENDED DECEMBER 31,
                              -------------------------------------------------------------------------------------------------
                                                   1995                                              1994
                              -----------------------------------------------  ------------------------------------------------
                                GENERAL         LIMITED                          GENERAL         LIMITED
                                PARTNERS       PARTNERS           AMOUNT         PARTNERS       PARTNERS           AMOUNT
                              ------------  ---------------  ----------------  ------------  ---------------  -----------------
Sales                              --              570,259      $  5,610,100        --              782,602       $  7,819,982
Issued to partners electing
  to receive payment of
  distributions in shares        7,843             325,998         3,252,067       7,301            344,710          3,436,339
Redemptions                        --           (1,264,782)      (12,401,979)       --           (2,090,028)       (20,298,622)
                                 -----          ----------      ------------       -----         ----------       ------------
      Net increase (decrease)    7,843            (360,525)     $ (3,539,812)      7,301           (962,716)      $ (9,042,301)
                                 =====            ========      ============       =====           ========       ============

-----------------------------------------------------------------------------
(3) PURCHASES AND SALES OF INVESTMENTS
The Fund invests primarily in debt securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales of investments, other than short-term obligations, aggregated $49,004,196 and $53,575,835, respectively.

------------------------------------------------------------------------------
(4) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The investment management fee, computed at the monthly rate of 0.025% (0.300% per annum) of average daily net assets and 3.00% of gross income (excluding net realized gains on sales of securities) up to $500 million and at reduced rates as daily net assets exceed that level, was earned by Eaton Vance Management
(EVM), the Adviser General Partner, as compensation for management and investment advisory services rendered to the Fund. For the year ended December 31, 1995, the fee was equivalent to 0.51% (annualized) of the Fund's average net assets for such period and amounted to $480,694. Except as to Director General Partners who are not members of EVM's organization, officers and Director General Partners receive remuneration for their services to the Fund out of such investment management fee. Eaton Vance Distributors, Inc., a subsidiary of EVM and the Fund's principal underwriter, received approximately $5,600 as its portion of the sales charge on sales of partnership interest in the Fund. The custodian fee was paid to Investors Bank & Trust Company (IBT) for its services as custodian to the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund maintains with IBT. All significant credit balances used to reduce the Fund's custody fees are reported as a reduction of expenses in the statement of operations. Prior to November 10, 1995, IBT was an affiliate of EVM. Certain of the Director General Partners of the Fund are directors/trustees and/or officers of the above organizations. Director General Partners of the Fund that are not affiliated with the Investment Advisor may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1995, no significant amounts have been deferred.

------------------------------------------------------------------------------
(5) LINE OF CREDIT
The Fund participates with other funds managed by EVM in a $120 million unsecured line of credit with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund, based on its borrowings, at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds at the end of each quarter. At December 31, 1995 the Fund had an outstanding balance pursuant to the line of credit in the amount of $739,000.

------------------------------------------------------------------------------
(6) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation/depreciation in value of the investments owned at December 31, 1995, as computed on a federal income tax basis, were as follows:

 Aggregate cost                                                   $88,130,639
                                                                  ===========
Gross unrealized appreciation                                     $ 9,349,633
Gross unrealized depreciation                                        (831,460)
                                                                  -----------
    Net unrealized appreciation                                   $ 8,518,173
                                                                  ===========

------------------------------------------------------------------------------
(7) DISTRIBUTIONS
On December 18, 1995, the Director General Partners of the Fund declared a distribution of $0.0515 per share payable January 15, 1996, to partners of record on January 2, 1996. On January 18, 1996, the Director General Partners declared a distribution of $0.050 per share payable February 15, 1996, to partners of record on February 1, 1996.

------------------------------------------------------------------------------
(8) FINANCIAL INSTRUMENTS
The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 1995, were as follows:

    FUTURES
   CONTRACTS                                                    NET UNREALIZED
EXPIRATION DATE             CONTRACTS             POSITION       DEPRECIATION
----------------      ----------------------      --------      --------------
      3/96            28 U.S. Treasury Bonds       Short           $(5,833)

The Fund has sufficient cash and/or securities to cover requirements on open futures contracts.

                       INDEPENDENT AUDITORS' REPORT
------------------------------------------------------------------------------
TO THE PARTNERS OF EATON VANCE MUNICIPAL BOND FUND L.P.:

We have audited the accompanying statement of assets and liabilities including the portfolio of investments of Eaton Vance Municipal Bond Fund L.P., as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1995 and 1994, and the financial highlights for each of the years in the five-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Municipal Bond Fund L.P. as of December 31, 1995, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                              DELOITTE & TOUCHE LLP

BOSTON, MASSACHUSETTS
JANUARY 26, 1996

                            INVESTMENT MANAGEMENT

EATON VANCE           DIRECTOR GENERAL PARTNERS    OFFICERS
MUNICIPAL             LANDON T. CLAY               LANDON T. CLAY
BOND FUND L.P.        Chairman, Eaton Vance        Chairman
24 Federal Street     Management                   JOHN L. THORNDIKE
Boston, MA 02110      DONALD R. DWIGHT             Alternate Chairman
                      President, Dwight Partners,  THOMAS J. FETTER
                      Inc.                         President and Portfolio
                      Chairman, Newspapers of      Manager
                      New England, Inc.            JAMES L. O'CONNOR
                      SAMUEL L. HAYES, III         Treasurer
                      Jacob H. Schiff Professor    THOMAS OTIS
                      of Investment Banking,       Secretary
                      Harvard University Graduate
                      School of Business
                      Administration
                      NORTON H. REAMER
                      President and Director,
                      United Asset Management
                      Corporation
                      JOHN L. THORNDIKE
                      Director, Fiduciary Company
                      Incorporated
                      JACK L. TREYNOR
                      Investment Adviser and
                      Consultant

INVESTMENT ADVISER
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

TRANSFER AGENT
First Data Investor Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104
(800) 262-1122

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.



EATON VANCE
MUNICIPAL BOND FUND L.P.
24 FEDERAL STREET
BOSTON, MA 02110


T-MBSRC-2/96